SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: September 9, 2005
Date of Earliest Event Reported: September 7, 2005
OPENTV CORP.
(Exact Name of Registrant as Specified in its Charter)
British Virgin Islands
(State or Other Jurisdiction of Incorporation)

001-15473	98-0212376
(Commission File Number)	(I.R.S. Employer Identification No.)
275 Sacramento Street
San Francisco, California 94111
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (415) 962-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
EX-2.1: ASSET PURCHASE AGREEMENT
EX-99.1: PRESS RELEASE

Item 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
     (a) On September 7, 2005, OpenTV Corp. (“OpenTV”) consummated the transaction contemplated by the Asset Purchase Agreement dated as of September 7, 2005 (the “Asset Purchase Agreement”) by and among OpenTV, OpenTV Advertising Holdings, Inc., a wholly owned subsidiary of OpenTV, CAM Systems, L.L.C. (“CAMS”), StarNet, L.P. (“StarNet”), StarNet Management, L.L.C., H. Chase Lenfest, H. F. Lenfest and HCL Family Holdings, L.P. As a result of the transaction, OpenTV acquired substantially all of the cable television advertising inventory management assets of CAMS and its affiliates in exchange for 5,221,462 OpenTV Class A ordinary shares and $5,000,000 in cash, subject to adjustments. The net cash amount paid by OpenTV after giving effect to the adjustments was $4,260,881.11. The shares issued in the transaction are subject to a post-closing adjustment in March 2006.
     The description of the Asset Purchase Agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to the text of the Asset Purchase Agreement attached as Exhibit 2.1 hereto and incorporated by reference herein. A copy of the press release issued by OpenTV on September 7, 2005 announcing the transaction is attached hereto as Exhibit 99.1.
     (b) CAMS provides an integrated traffic and billing software system designed and operated to manage local advertising inventory for cable system operators and a sales management software solution designed to assist in the creation of customer proposals, rate card management, local advertising research and other related customer relationship services for the local advertising market. StarNet provides an end-to-end managed service that operates as a national interconnect for a cable system operator and manages promotional inventory and certain advanced advertising applications. OpenTV currently intends to continue marketing, developing and supporting these products.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (c) Exhibits.

Exhibit Number	Description
2.1	Asset Purchase Agreement, dated as of September 7, 2005, by and among, OpenTV Corp., OpenTV Advertising Holdings, Inc., CAM Systems, L.L.C., StarNet, L.P., StarNet Management, L.L.C., H. Chase Lenfest, H. F. Lenfest and HCL Family Holdings, L.P.

99.1	Press Release dated September 7, 2005 announcing the acquisition of certain assets of CAM Systems, L.L.C. and StarNet L.P.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 9, 2005

OPENTV CORP.

By:	/s/ James A. Chiddix

Name:	James A. Chiddix
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Asset Purchase Agreement, dated as of September 7, 2005, by and among, OpenTV Corp., OpenTV Advertising Holdings, Inc., CAM Systems, L.L.C., StarNet, L.P., StarNet Management, L.L.C., H. Chase Lenfest, H. F. Lenfest and HCL Family Holdings, L.P.

99.1	Press Release dated September 7, 2005 announcing the acquisition of certain assets of CAM Systems, L.L.C. and StarNet L.P.